Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
May, 1999

Scheduled Maturity                                      6/15/99


Coupon                                                  5.1250%


Excess Protection Level
   3 Month Average  15.39%
     May, 1999  23.44%
     April, 1999  11.70%
     March, 1999  11.01%



Cash Yield                                              40.79%


Investor Charge Offs                                    10.39%


Base Rate                                               6.95%


Over 30 Day Delinquency                                 5.42%


Seller's Interest                                       71.08%


Total Payment Rate                                      12.11%


Total Principal Balance                                $2,967,610,345.89


Investor Participation Amount                          $83,333,333.37


Seller Participation Amount                            $2,109,277,012.5